                                                                    EXHIBIT 10.1

                       TRANSCOASTAL MARINE SERVICES, INC.
                             1997 STOCK OPTION PLAN

                                   ARTICLE I

                               GENERAL PROVISIONS


1.1  PURPOSE.

       The purposes of the TRANSCOASTAL MARINE SERVICES, INC.1997 STOCK OPTION PLAN (the "Plan") are to advance the best interest of TransCoastal Marine Services, Inc. ("Company") and to attract, retain, and motivate directors, key management employees, and persons affiliated with the Company (the "Participants"), and provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value of the Company by increasing their proprietary interest in the success of the Company. Pursuant to the Plan, the Company may grant (i) non-qualified stock options ("Stock Options"), and (ii) incentive stock options ("ISO Options") (collectively herein "Options"). The ISO Options to be granted under the Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and the Stock Options to be granted are intended to be non-qualified stock options as described in Sections 83 and 421 of the Code.

1.2  GENERAL.

       The terms and provisions of this Article I shall be applicable to Stock Options and ISO Options, unless the context herein clearly indicates to the contrary.

1.3  ADMINISTRATION OF THE PLAN.

       The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board may designate and appoint a committee (the "Compensation Committee") which shall be (i) constituted so as to permit the Plan to comply with SEC Rule 16b-3 and (ii) constituted solely of outside directors," within the meaning of Section 162(m) of the Code. All references to the Board shall also include the Committee, if one is appointed. The members of the Committee shall serve at the pleasure of the Board. The Board shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) establish policies and (iii) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan, including the form of any stock option agreements ("Stock Option Agreements"). Unless otherwise provided in the Plan, the Board shall have the authority to interpret and construe the Plan and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.



_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.

1.4  STOCK SUBJECT TO THE PLAN.

       Shares of stock ("Stock") covered by Stock Options and ISO Options shall consist of 750,000 shares of the Common Stock at $.001 par value per share of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any option for shares of Stock granted to a Participant lapses, or is otherwise terminated, the Board may grant Stock Options or ISO Options for such shares of Stock to other Participants.

1.5  PARTICIPATION IN THE PLAN.

       The Board shall determine from time to time those Participants who are to be granted Stock Options and ISO Options, and the number of shares of Stock covered thereby. Employees, directors and consultants shall be eligible to participate in the Plan.

1.6  DETERMINATION OF FAIR MARKET VALUE.

       As used in the Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations for such date of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Operations System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five
(5) of the ten (10) preceding days, or (iv) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse. In no event shall the fair market value of the Stock be less than its par value.

1.7  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

       The aggregate number of shares of Stock under Stock Options and ISO Options granted under the Plan, the Option Price and the ISO Price, and the total number of shares of Stock which may be purchased by a Participant upon exercise of a Stock Option or an ISO Option shall be adjusted by the Board to reflect approximately any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company.

1.8  AMENDMENT AND TERMINATION OF THE PLAN.

       The Plan shall terminate at midnight, July 25, 2007 but prior thereto, may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the stockholders; (i) increase the aggregate number

_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.

of shares of Stock which may be purchased under Stock Options or ISO Options granted under the Plan, or (ii) withdraw the administration of the Plan from the Board. Except as provided in this Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option or ISO Option previously granted under the Plan without the consent of the affected Participant.

1.9  EFFECTIVE DATE.

       The Plan shall be effective July 25, 1997 subject to approval by the holders of a majority of the Common Stock of the Company present or represented and entitled to vote at a meeting called for such purpose, within twelve (12) months before or after the Plan's adoption by the Board.

1.10  SECURITIES LAW REQUIREMENTS.

       (a)    Legality of Issuance.

              No Stock shall be issued upon the exercise of any Option unless and until the Board has determined that:

               (i) The Company and the Participant have taken all actions required to register the Stock under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;

              (ii) Any applicable listing requirement of any stock exchange on which the Stock is listed has been satisfied; and

              (iii) Any other applicable provision of state, federal or foreign law has been satisfied.

       (b)    Restrictions on Transfer; Representations of Participant;
              Legends.

              Regardless of whether the offering and sale of Stock under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions and/or prohibitions upon the sale, pledge, or other transfer of such Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions and/or prohibitions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law or rule, including rules of accounting. If the offering and/or sale of Stock under the Plan is not registered under the Act and the Company determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Stock, to represent that such Stock is being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Stock certificates evidencing Stock acquired

_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.

       pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend as may be are required or deemed advisable under the Plan or the provisions of any applicable law:

Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 1.10 shall be conclusive and binding on all persons.

       (c)    Registration or Qualification of Securities.

              The Company may, but shall not be obligated to, register or qualify the offering or sale of Stock under the Act or any other applicable law.

       (d)    Exchange of Certificates.

              If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares of Stock issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares of Stock but lacking such legend.

1.11  SEPARATE CERTIFICATE.

       Separate certificates representing the Common Stock of the Company to be delivered to a Participant upon the exercise of any Stock Option or ISO Option will be issued to such Participant.

1.12  PAYMENT FOR STOCK.

       Payment for shares of Stock purchased under this Plan shall be made in full and in cash or check made payable to the Company. However, the Board in its discretion may allow payment for shares of Stock purchased under this Plan to be made in Common Stock of the Company or a combination of cash and Common Stock of the Company. Further, the Stock Option Agreement may provide for a "cashless exercise" of stock options pursuant to procedures established by the Board. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of a Stock Option or an ISO Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan.

1.13  INCURRENCE OF DISABILITY.

       A Participant shall be deemed to have terminated employment or consulting and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which (i) satisfies the definition of "total disability" in the disability policy or plan provided by the Company covering the Participant; or (ii) if no such policy or plan is then covering the Participant, in the judgment of the Board, totally and permanently prevents a Participant from engaging in any substantial gainful employment or consulting with the Company.

_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.

1.14  STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY.

       Since the Board is authorized to grant Stock Options and ISO Options to Participants, the grant thereof and Stock Option Agreement relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of a Stock Option shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option.

1.15  GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT.

       Each Stock Option and/or ISO Option granted under this Plan shall be evidenced by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms restrictions and conditions may or may not be the same in each case.

1.16  USE OF PROCEEDS.

       The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

1.17  NON-TRANSFERABILITY OF OPTIONS.

       Except as otherwise herein provided, any Option granted shall not be transferable otherwise than by will or the laws of descent and distribution and only the Participant may exercise the Option during his lifetime. Specifically (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

1.18  ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT.

       No transfer of an Option by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option of the terms and conditions of such Option.

1.19  CHANGES IN EMPLOYMENT.

       So long as the Participant shall continue to be an employee or consultant of the Company, any Option granted to him shall not be affected by any change of duty or position.

_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.

1.20  STOCKHOLDER RIGHTS.

       No Participant shall have a right as a stockholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

1.21  CHANGE OF CONTROL.

              (a) In the event of a Change of Control as hereinafter defined, all outstanding Options shall immediately vest and become exercisable. In the event of a Change of Control, the Board, in its discretion may act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Participants and which may vary among Options held by any individual
       Participant: (i) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash per share equal to the excess, if any, of the Change of Control value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Change of Control (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any exercise of an Option theretofore granted the Participant shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Participant has been the Participant of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Participant to further payments pursuant to any other agreement with the Company following a Change of Control.

              (b) For purposes of this Agreement, "Change of Control" means the occurrence, following successful completion of the Company's IPO (as defined below), of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were

_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.

       directors of the Company before such election, together with their nominees, shall cease to constitute a majority of the Board. The term "IPO" means the first underwritten public offering of the Company's common stock other than any offering pursuant to any registration statement (i) relating to any capital stock of the Company or options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company, or any of its subsidiaries (ii) relating to any employee benefit plan or interest therein, (iii) relating principally to any preferred stock or debt securities of the Company, or (iv) filed pursuant to Rule 145 under the Act, as amended, or any successor or similar provisions.


1.22  NON-QUALIFYING OPTIONS.

       Notwithstanding anything to the contrary contained in this Plan, with respect to all or any portion of any option granted under the Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such option shall be considered as a Stock Option granted under this Plan for all purposes.

1.23  TAX STATUS.

       The Board shall take all appropriate steps at the time of the grant of Options or the exercise of Options, or both, consistent with such Options' status for federal income tax purposes (including but not limited to, designating whether such Option is considered a Stock Option or an ISO Option).

                                   ARTICLE II

                      TERMS OF STOCK OPTIONS AND EXERCISE

2.1  GENERAL TERMS.

       (a)    Grants and Terms of Stock Options.

              Stock Options shall be granted by the Board on the following terms and conditions: No Stock Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 2.1(c) hereof, with regard to the death or Disability of a Participant), nor more than ten (10) years after the date of grant. Subject to such limitation, the Board shall have the discretion to fix the period during which any Stock Option may be exercised (the "Option Period"). No Stock Option shall be exercisable after the expiration of its Option Period. Each Stock Option shall be evidenced by a Stock Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board shall approve. Each Stock Option Agreement shall specify the effect of termination of employment or consulting on the exercisability of Stock Options.

_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.

       (b)    Option Price.

              The option price ("Option Price") for shares of Stock subject to Stock Options shall be determined by the Board, but in no event shall such Option Price be less than 85% of the fair market value of the Stock on the date of grant.

       (c) Acceleration of Otherwise Unexercisable Stock Options on Retirement, Death, Disability or Other Special Circumstances.

              All Stock Options which are not exercisable as of the date of termination of a Participant's employment or consulting shall expire as of such date; provided, however, the Board, in its sole discretion, may permit any Participant whose employment or consulting with the Company terminates, for any cause whatsoever, to exercise, at any time, any or all Stock Options previously granted to such Participant notwithstanding that such Stock Options have not yet vested, in whole or in part, as of the date of termination of such Participant's employment or consulting. However, such discretionary authority of the Board shall not be exercised with respect to any Stock Option (or portion thereof) if the applicable six-month waiting period for exercise has not expired, except in the event of the death or Disability of the Participant when the personal representative of the Participant or the disabled Participant may, with the consent of the Board, exercise such Stock Option notwithstanding that the applicable six-month waiting period has not yet expired.

       (d)    Number of Stock Options Granted.

              The Board shall determine the number of Stock Options which are to be granted to each Participant. In making such determinations, the Board shall obtain the advice and recommendation of the officers of the Company which have supervisory authority over each such Participant. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan.

       (e)    Notice to Exercise Stock Option.

              Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board at the Company's principal office in Houston, Texas. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.

                                  ARTICLE III

                            GRANTING OF ISO OPTIONS


3.1  GENERAL.

       With respect to ISO Options granted on or after the effective date of the Plan, the following provisions in this Article III shall apply to the exclusion of any inconsistent provisions in any other Article in this Plan since the ISO Options to be granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

3.2  GRANT OF ISO OPTIONS.

       ISO Options may be granted only to key management employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive incentive stock options as provided in
Section 422 of the Code. No ISO Options shall be granted to any key management employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if at the time the ISO Option is granted, the ISO Price is at least 110 percent of the "fair market value" of the stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

       (a)    ISO Option Price.

              The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Board, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

       (b)    Annual ISO Option Limitation.

              The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company) shall not exceed $100,000.00.

       (c)    Terms of ISO Options.

              ISO Options shall be granted on the following terms and conditions: No ISO Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 3.2(d) hereof with regard to the Disability or death of a Participant), nor more than ten years after the date of grant. The Board shall have the discretion to fix the period during which any ISO Option may be exercised (the "ISO Period"). No ISO Option shall be exercisable after the expiration of its ISO Period. Each ISO Option shall be evidenced by a

_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.

       Stock Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board shall approve, including provisions to qualify an ISO Option under Section 422 of the Code. Each Stock Option Agreement shall specify the effect of termination of employment or consulting on the exercisability of ISO Options.

       (d) Acceleration of Otherwise Unexercisable ISO Option on Retirement, Death, Disability or Other Special Circumstances.

              All ISO Options which are not exercisable as of the date of termination of a Participant's employment, shall expire as of such date; provided, however, the Board, in its sole discretion, may permit any Participant whose employment with the Company terminates, for any cause whatsoever, to exercise, at any time within the ISO Period, any or all ISO Options previously granted to such Participant notwithstanding that such ISO Options have not yet vested, in whole or in part, as of the date of the termination of such Participant's employment. However, that such discretionary authority of the Board shall not be exercised with respect to any ISO Options (or portion thereof) if the applicable six-month waiting period has not expired, except in the event of the death or Disability of the Participant, when the personal representative of the Participant or the disabled Participant may, with the consent of the Board, exercise such ISO Options notwithstanding that the six-month waiting period has not yet expired.

       (e)    Number of ISO Options Granted.

              Subject to the applicable limitations contained in the Plan, the Board shall determine the number of ISO Options which are to be granted to each Participant. In making such determinations, the Board shall obtain the advice and recommendation of the officers of the Company. The granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

       (f)    Notice to Exercise ISO Option.

              Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board at the Company's principal office in Houston, Texas. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased and any required state and federal withholding taxes.

_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.

                                   ARTICLE IV

                                 MISCELLANEOUS

4.1    NO RIGHT TO A GRANT.

       Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give a Participant any right to be granted an Option or any of the rights hereunder except as may be evidenced by a Stock Option Agreement.

4.2    NO EMPLOYMENT RIGHTS CONFERRED.

        Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ as an employee or consultant of the Company, or interfere in any way with the right of the Company to terminate his employment or consulting arrangement at any time.

4.3    RULE 16b-3.

       It is intended that the Plan and any grant of options made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such grant would disqualify the Plan or such grant under, or would otherwise not comply with, Rule 16b-3, such provision or grant shall be construed or deemed amended to conform to Rule 16b-3.

4.4    GOVERNING LAW.

       This Plan shall be construed in accordance with the laws of the state of Delaware.

_____________________________________________________________
1997  Stock Option Plan - TransCoastal Marine Services, Inc.